 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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CONCIERGE TECHNOLOGIES, INC.
(Name of Registrant Specified In Its Charter)

(Name of Person(s) Filing Information Statement, if other than the Registrant)

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(4) Date Filed: February 28, 2017

CONCIERGE TECHNOLOGIES, INC.
29115 Valley Center Rd., Suite K-206
Valley Center, CA 92082

DEFINITIVFE INFORMATION STATEMENT

Dear Stockholder:
In December 2016, we closed a transaction that made Wainwright Holdings, Inc. a part of Concierge Technologies, Inc. The transaction marked a significant step forward in the growth of our company. In taking this step forward, our board of directors and majority of stockholders have decided to modernize our corporate governance and capital structures.
You are receiving the following Notice of Action to be taken pursuant to the Written Consent of Stockholders to inform you of changes being made to the Company’s Articles of Incorporation and Bylaws and the approval of a reverse stock split (the (“Actions”). Because these Actions have been approved by a majority of holders of the Company’s common stock, the “Common Stock”), and Series B Convertible, Voting, Preferred Stock, par value $0.001 per share, of the Company (“Preferred Stock” and together with the Company Common Stock, the “Voting Stock”), no meeting of stockholders will be held to discuss these matters and your proxy is not being solicited in connection with any meeting.
The Company’s Articles of Incorporation are being amended and restated in order to bring together the several existing amendments and designations and to adopt a provision allowing the members of the board of directors (the “Board”) to vote on matters before the Board in proportion to their ownership of the Company’s Voting Stock. We believe that allowing Board members to represent their ownership in the Company encourages board members to take a meaningful stake in the Company and aligns the Board’s interest with that of its shareholders.
Similarly, revisions to the Company’s Bylaws are intended to more appropriately reflect Nevada law and provide for the efficient and orderly management of the Company’s corporate governance matters. We have included certain provisions in the Amended and Restated Bylaws that formalize procedures by which shareholders will participate in the Company’s governance and interact with the Board.
Finally, the reverse stock split is intended to make the Company’s Common Stock more attractive to investors, increasing liquidity and aiding in establishing a market for the Common Stock.
Thank you for your support.
Sincerely yours,

Nicholas D. Gerber
Chairman of the Board, President
and Chief Executive Officer

CONCIERGE TECHNOLOGIES, INC.
29115 Valley Center Rd., Suite K-206
Valley Center, CA 92082

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

DEFINITIVE INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To the Stockholders of CONCIERGE TECHNOLOGIES, INC.:

NOTICE IS HEREBY GIVEN, that the holders of outstanding shares of common stock, par value $0.001 per share, of Concierge Technologies, Inc. (the “Company” and such common stock, the “Common Stock”), and Series B Convertible, Voting, Preferred Stock, par value $0.001 per share, of the Company (“Preferred Stock” and together with the Company Common Stock, the “Voting Stock”) representing, in the aggregate, more than a majority of the outstanding voting power of all outstanding shares of Voting Stock approved, via written consent in lieu of a special meeting of the Company’s stockholders on February 13, 2017 (the “Written Consent”), the following corporate actions (“Actions”):

1.
Electing each of the director nominees named herein to the Company’s board of directors (the “Board”) to serve a term commencing on the Effective Date (as defined below) and expiring in 2018 when his or her respective successor is duly elected and qualified, unless he or she resigns or is removed before the term expires;
2.
Amending and restating the Company’s articles of incorporation as of the Effective Date;
3.
Amending and restating the Company’s bylaws as of the Effective Date; and
4.
Effecting a one-for-thirty (1:30) reverse stock split of the Company’s issued and outstanding Common Stock and Preferred Stock, at any time between the Effective Date (as defined below) and December 31, 2017, as determined by the Board, without further approval from the stockholders.

The cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Your vote is not required to approve the foregoing Actions, and the enclosed Information Statement is not a request for your vote or a proxy. The accompanying information statement is furnished only to inform stockholders of the Actions taken by the Written Consent described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is first being mailed to you on or about February 28, 2017, and we anticipate an effective date of the Actions to be March 20, 2017 (the “Effective Date”), subject to the Board’s discretion on when to implement the reverse stock split, or as soon thereafter as practicable in accordance with applicable law, including the Nevada Revised Statutes. No dissenters’ rights are afforded to our stockholders under the Nevada Revised Statutes in connection with the Actions described more fully below.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS’ AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Notice and the attached Information Statement are being sent to you for informational purposes only, and you are not being asked to take any action with respect to the Actions.

Date: February 28, 2017	By Order of the Board of Directors,

	By:	/s/ Nicholas Gerber
Nicholas Gerber
President, Chief Executive Officer and Chairman of the Board of Directors

DEFINITIVE INFORMATION STATEMENT

CONCIERGE TECHNOLOGIES, INC.
29115 Valley Center Road, Suite K-206
Valley Center, CA 92082

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement (“Information Statement”) has been filed with the United States Securities and Exchange Commission (“SEC”) pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and is being furnished to the holders of the outstanding shares of common stock, par value $0.001 per share (“Company Common Stock”), and Series B Convertible, Voting, Preferred Stock, par value $0.001 per share (“Company Preferred Stock” and together with the Company Common Stock, the “Voting Stock”), of Concierge Technologies, Inc., a Nevada corporation (“Company,” “we,” “us,” “our,” or similar terms). Pursuant to Section 78.320 of the Nevada Revised Statutes, the Company received, by written consent in lieu of a meeting (the “Written Consent”), the approval of stockholders holding 967,803,001 shares of Voting Stock (assuming the conversion of the Preferred Stock), which represents 84.24% of the total possible vote authorizing the following actions (“Actions”):

1.
Electing each of the director nominees named herein to the Company’s board of directors (the “Board”) to serve a term commencing on the Effective Date (as defined below) and expiring in 2018 when his or her respective successor is duly elected and qualified, unless he or she resigns or is removed before the term expires;
2.
Amending and restating the Company’s articles of incorporation as of the Effective Date;
3.
Amending and restating the Company’s bylaws as of the Effective Date; and
4.
Effecting a one-for-thirty (1:30) reverse stock split of the Company’s issued and outstanding Common Stock and Preferred Stock, at any time between the Effective Date (as defined below) and December 31, 2017, as determined by the Board, without further approval from the stockholders.

Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated there under, this Information Statement must be sent to our stockholders a least twenty (20) days prior to the date on which the Actions are intended to become effective. This Information Statement was mailed to our stockholders on or about February 28, 2017 (“Mailing Date”). We expect the Actions to become effective approximately twenty-one (21) days after the Mailing Date. Therefore, the effective date of the Actions is expected to be on or about March 20, 2017 (“Effective Date”), subject to the Board’s discretion on when to formally implement the reverse stock split following the Effective Date.

As our stockholders holding a majority of the Voting Stock have already approved of the Actions by Written Consent, we are not seeking approval for the Actions from any of our remaining stockholders, nor will they be given an opportunity to vote on the Actions. All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to our stockholders of the Actions, as required by the Exchange Act.

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH
THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
FORWARD LOOKING STATEMENTS
This Information Statement and other reports that the Company files with the SEC contain forward-looking statements about the Company’s business containing the words “believes,” “anticipates,” “expects” and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results or performance to be materially different from the results or performance anticipated or implied by such forward-looking statements. Given these uncertainties, stockholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, the Company has no duty to publicly release information that updates the forward-looking statements contained in this Information Statement. An investment in the Company involves numerous risks and uncertainties, including those described elsewhere in this Information Statement. Additional risks will be disclosed from time-to-time in future SEC filings.
ITEM ONE – ELECTION OF DIRECTORS
With the adoption of the Amended and Restated Bylaws of the Company (described later in Proposal 3), the Company’s Board will be authorized to fix the size of the Board at no less than one and no more than 12 directors. Accordingly, the Board has authorized the expansion of the Board from seven to nine members. There are currently 3 vacancies on the Board. Pursuant to the Written Consent, the majority stockholders re-elected the four existing directors and elected five new directors, for a total of nine directors. Each director will serve a term commencing on the Effective Date and expiring in 2018 when his or her respective successor is duly elected and qualified, unless he or she resigns or is removed before the term expires. Each of the individuals described below has consented to serve as a director upon his or her election.
The following nominees for election as directors to serve a term to expire in 2018 and until their successors are duly elected and qualified:
Name	Age	Principal Occupation	Director Since
Interested Director Nominees:
Nicholas D. Gerber	54	President, CEO and Chairman of Concierge Technologies, Inc.	2015
Scott Schoenberger	50	Owner and CEO of KAS Engineering	2015
David W. Neibert	61	Chief Financial Officer of Concierge Technologies, Inc.	2002
Kathryn D. Rooney	44	Chief Marketing Officer of United States Commodities Funds, LLC	N/A
Independent Director Nominees:
Matt Gonzalez	51	Chief Attorney at the San Francisco Public Defender’s Office, Partner in Gonzalez & Kim	2013
Tabatha Coffey	49	Self-Employed Consultant and Entrepreneur	N/A
Erin Grogan	42	Vice President of Finance and Operations at YouCaring	N/A
Joya Harris	43	Director of Research Integration for the American Cancer Society	N/A
Derek Mullins	43	Director of Operations at Arrowpoint Asset Management	N/A

Biographical information regarding our Board is set forth below. We have divided the directors into two groups—independent directors and interested directors. Although neither the Company’s Common Stock nor Preferred Stock are listed for trading on the NYSE MKT, for purposes of this Information Statement, independent directors are those determined by the Board to be “independent directors” for the purposes of Section 803 of the NYSE MKT Company Guide.
Biographical Information
Interested Directors
Nicholas D. Gerber: Mr. Gerber has been the President, Chief Executive Officer and Chairman of the Board since January 2015. Mr. Gerber also served as President and Chief Executive Officer of United States Commodity Funds, LLC (“USCF”), which serves as the General Partner and Manager to several related public funds, from June 2005 through June 2015 and Vice President since June 2015. Mr. Gerber co-founded USCF in 2005 and prior to that, he co-founded Ameristock Corporation in March 1995, a California-based investment adviser registered under the Investment Advisers Act of 1940 from March 1995 until January 2013. Mr. Gerber has also served as Vice President/Chief Investment Officer of Lyon’s Gate Reinsurance Company, Ltd. from June 2003 to 2009.

From August 1995 to January 2013, Mr. Gerber served as Portfolio Manager of Ameristock Mutual Fund, Inc. On January 11, 2013, the Ameristock Mutual Fund, Inc. merged with and into the Drexel Hamilton Centre American Equity Fund, a series of Drexel Hamilton Mutual Funds. Drexel Hamilton Mutual Funds is not affiliated with Ameristock Corporation, the Ameristock Mutual Fund, Inc. or USCF. From the period June 2014 to the present, Mr. Gerber also serves as Chairman of the Board of Trustees of USCF ETF Trust, an investment company registered under the Investment Company Act of 1940, as amended, and has previously served as President of USCF Advisers LLC. USCF Advisers LLC, an affiliate of USCF, is an investment adviser registered under the Investment Advisers Act of 1940, and, as of January 2017, is pending as a commodity pool operator, NFA member and swap firm. In addition to his role as Chairman of the Board of USCF ETF Trust, he also served as its President and Chief Executive Officer from June 2014 until December 2015. In these roles, Mr. Gerber has gained extensive experience in evaluating and retaining third-party service providers, including custodians, accountants, transfer agents, and distributors. Mr. Gerber has been a principal of USCF listed with the CFTC and NFA since November 2005, an NFA associate member and associated person of USCF since December 2005 and a Branch Manager of USCF since May 2009. As of January 2017, he also is a principal, associated person pending, swap associated person pending, and branch manager pending of USCF Advisers LLC. Mr. Gerber earned an MBA degree in finance from the University of San Francisco, a B.A. from Skidmore College and holds an NFA Series 3 registration.
 The Board believes that Mr. Gerber is qualified to serve on the Board and as Chairman because of his experience as President and Chief Executive Officer and Chairman of the Company, his past experience at various firms in the financial services industry as well as his serving on the boards of directors of numerous private and public companies and funds.
 Scott Schoenberger. Mr. Schoenberger is the owner & CEO of KAS Engineering, a second generation plastic injection molding firm based in multiple southern California locations. He also is the owner and Chief Executive Officer of Nica Products, another manufacturing company based in Orange County, California. Scott has over 30 years of experience serving in executive roles at companies in the manufacturing and technology industries. He has been involved with several startups as a consultant and/or angel level investor in such industries as medical, technology, consumer products, electronics, automotive, and securities industries. Mr. Schoenberger received a BS in Environmental Studies from the University of California Santa Barbara.
The Board believes that Mr. Schoenberger is qualified to serve on the Board because his experience as an executive allows him to provide the Board with key insights into the Company’s operations and future acquisitions.
 David W. Neibert. Mr. Neibert has been a director of Concierge Technologies since June 17, 2002 and Chief Executive Officer of Concierge from April 2007 until January 2015, whereafter he resigned the office and assumed the title of Chief Financial Officer. He is also a director and officer of the Company’s wholly owned subsidiaries Kahnalytics, Inc., Gourmet Foods and Brigadier Security Systems. Mr. Neibert is also the president of The Wallen Group, a general partnership providing management consulting and bookkeeping services to small and medium sized businesses in the Southern California area. Prior to founding The Wallen Group, Mr. Neibert served as the president of Roamer One and as a director and executive vice president of business development of their publicly traded parent company Intek Global Corporation. Intek Global Corporation manufactured, sold and distributed radio products globally to the consumer, government and commercial markets through their subsidiary Midland Radio, operated a nationwide land mobile radio network in the U.S. known as Roamer One, and developed and manufactured radio components through their UK subsidiary named Linear Modulation Technologies. Intek Global Corporation was subsequently acquired by its majority shareholder, Securicor plc of Sutton Surrey, England where Mr. Neibert continued as a consultant until forming The Wallen Group in 1997.
The Board believes that Mr. Neibert is qualified to serve on the Board because of his familiarity with the Company and its subsidiaries as his years of experience in management consulting and bookkeeping for public and private companies.
Kathryn D. Rooney. Ms. Rooney serves as the Company’s Chief Communications Officer, is Chief Marketing Officer of USCF and brings over 20 years of experience in marketing and investor relations. Ms. Rooney is responsible for marketing, brand management and overall product distribution for USCF. Prior to joining USCF, Ms. Rooney was Director of Business Development for the Ameristock Mutual Fund. She also served as National Sales Director for ALPS Mutual Fund Services and as a Trust Officer for Fifth Third Bank. Ms. Rooney received her Bachelor of Arts degree in Economics and Psychology with a minor in Art History from Wellesley College. Ms. Rooney is a registered representative of ALPS Distributors, Inc.

The Board believes that Ms. Rooney is qualified to serve on the Board because of her familiarity with the Company and its marketing and investor relations strategy.
Independent Directors
Matt Gonzalez. Mr. Gonzalez is an attorney with experience handling both civil and criminal matters in both the state and federal courts. He has a BA from Columbia University (1987) and JD from Stanford Law School (1990). Since early 2011 he has served as the Chief Attorney of the San Francisco Public Defender's Office where he oversees an office of over 90 trial lawyers. He previously served as an elected member of the San Francisco Board of Supervisors from 2001-2005, and served as the president of the body from 2003-2005. Mr. Gonzalez is a partner in Gonzalez & Kim, a California partnership providing transportation services to a number of entities. He is a co-owner of Flywheel Taxi (formerly DeSoto Taxi) in San Francisco. He joined the Company as an investor in 2010 and became a director during 2013.
The Board believes that Mr. Gonzalez is qualified to serve on the Board because of his familiarity with the Company and his experience as a team leader and business manager.
Tabatha Coffey. Ms. Coffey is an entrepreneur whose business is to help small business owners restructure and scale their businesses. Ms. Coffey’s work is featured on a television show broadcast on the Bravo network titled “Tabatha Takes Over.” Ms. Coffey regularly advises television shows and publications, including the TV Guide Channel as their red carpet award show correspondent for the Academy and Grammy Awards. She is also regularly featured as an editorial stylist and contributing writer for People Style Watch, Elle.com, PopSugar and is a regular guest on the Sirius radio network’s Larry Flick radio show, The Talk and Good Morning America. Ms. Coffey has over 30 years of experience managing, consulting and developing businesses in Australia, Great Britain and the United States.
The Board believes that Ms. Coffey is qualified to serve on the Board because of her business acumen and experience managing businesses and advising business managers.
Erin Grogan. Ms. Grogan is a Vice President of Finance and Operations at YouCaring, a crowdfunding platform for medical fundraisers and other charitable causes. Prior to joining YouCaring, Ms. Grogan was the Director of Finance and Planning as well as an adjunct faculty member at the University of San Francisco, School of Management from 2012 until 2016. Ms. Grogan has over 20 years of experience in management and finance both in-house, including positions at ON24, Inc., Georgia Solar Energy Association, Moorland Partners, Cadbury Schweppes – Snapple Division, Asbury Automotive Group and Banc of America Securities, and as an external consultant with PricewaterhouseCoopers and American International Group. Ms. Grogan earned a BA from Columbia University and an MBA in finance from the New York University Leonard N. Stern School of Business.
The Board believes that Ms. Grogan is qualified to serve on the Board because of her extensive background in finance and management.
Joya Harris. Ms. Harris has been the Director of Research Integration for the American Cancer Society since 2012. In this role she provides oversight and management of the integration of Extramural Grants Department research and training program outcomes into enterprise-wide organization and mission objectives. Before joining the American Cancer Society, Ms. Harris worked for Y-ME National Breast Cancer Organization. From 2008 to 2011, Ms. Harris has over a decade of experience in non-profit management, previously serving as the Executive Director for the Association of Village PRIDE and as the Director of Product Development for the Metropolitan Atlanta Chapter of the American Red Cross. Her experience and demonstrated accomplishments in key leadership functions including program development, implementation, and evaluation; curriculum design; grant-writing and resource development; meeting planning; board cultivation and management; and developing business partnerships. Ms. Harris has also served as a Consumer Peer Reviewer for the Congressionally Directed Medical Research Programs (CDMRP), administered by the Department of Defense, sitting alongside scientists to review and evaluate innovative breast cancer research grant proposals. Ms. Harris earned a BA from Wellesley College, and received a Masters of Public Health degree with concentration in public health policy and management from the Rollins School of Public Health of Emory University. She serves as the President of the Atlanta Wellesley Club, overseeing membership of over 400 alumnae.

The Board believes that Ms. Harris is qualified to serve on the Board because of her wealth of leadership experience and diverse professional experience.
Derek Mullins. Mr. Mullins currently serves as the Director of Operations at Arrowpoint Asset Management and the Chief Financial Officer and Treasurer of Meridian Fund, Inc. and Destra Investment Trust. Mr. Mullins also served as Director of Operations at Black Creek Capital and Dividend Capital from 2004 to 2009 and as Manager of Fund Administration at ALPS Fund Services from 1996 to 2004. Mr. Mullins brings over 20 years of operations and finance experience to the Board. Mr. Mullins earned a BS in Finance from the University of Colorado, Boulder and a Master’s degree in Finance from the University of Colorado, Denver.
The Board believes that Mr. Mullins is qualified to serve on the Board because of his extensive background in finance and his experience as an executive officer of public companies.
Compensation of Directors

The following table sets forth the compensation that we paid during the year ended December 31, 2016 to our directors.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa- tion ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensa- tion ($)	Total ($)

Nicholas Gerber	0	0	0	0	0	0	0
David W. Neibert	0	0	0	0	0	0	0
Scott Schoenberger	0	0	0	0	0	0	0
Matt Gonzalez	0	0	0	0	0	0	0

Currently, our directors receive no compensation for their services as directors. However, once the five new directors join the Board, we will review the appropriate level of compensation for our independent directors. We reimburse our independent directors for all reasonable expenses incurred in connection with their service on our Board. During the last two fiscal years, our officers and directors have received no Stock Options and no stock options are outstanding. We have no equity compensation plans.

Executive Officers

Name	Age	Office
Nicholas D. Gerber	54	President and Chief Executive Officer
David W. Neibert	61	Chief Financial Officer

For information on each of our executive officers, see their biographical information under “Election of Directors” above.

Compensation of Executive Officers

The following table summarizes the compensation of our Named Executive Officers, or NEOs, for the fiscal year ended December 31, 2016.

Summary Compensation Table

The following table sets forth the compensation paid to our executive officers for the fiscal years ended June 30, 2016 and 2015. Unless otherwise specified, the term of each executive officer is that as set forth under that section entitled, “Directors, Executive Officers, Promoters and Control Persons -- Term of Office”.

Name and Principal Position	Year Ended June 30,	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation on ($)	Total ($)
Nicholas Gerber President and Chief Executive Officer	2015	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
	2016	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
David Neibert (1) Chief Financial Officer	2015	Nil	Nil	Nil	Nil	Nil	Nil	75,000	75,000
	2016	Nil	Nil	Nil	Nil	Nil	Nil	81,250	81,250

(1) The Wallen Group, a California general partnership controlled by David Neibert, has been paid $83,333 during the current fiscal year for consulting and administrative services.

Outstanding Equity Awards at Fiscal Year-End

There were no unexercised stock options, stock that has not vested, or equity incentive plan awards for any named officer outstanding at the end of the fiscal year ended June 30 2016.

INFORMATION ABOUT OUR CORPORATE GOVERNANCE

Board of Directors Meetings and Committees

During the fiscal year ended June 30, 2016, the Board, as then constituted, met at least once per quarter with additional special meetings conducted telephonically to address issues arising from acquisition transactions and other non-routine events. The Board has not formed any standing committees; however, during July 2016, the Board did create an ad hoc independent advisory committee to advise it as to the fairness of the transaction that resulted in the acquisition of Wainwright Holdings. During fiscal year ended June 30, 2016, each director then serving on the Board attended at least 75% of the aggregate number of meetings of the Board, either in person or telephonically.

It is anticipated that each of the current members of the Board will attend the Company’s 2017 Annual Meeting of Stockholders. The Company does not have a formal policy with respect to directors’ attendance at the Annual Meeting of Stockholders.

Board Leadership Structure and Role in Risk Oversight

Under the Company’s Amended and Restated Bylaws, the Board elects the Company’s Chairperson and Chief Executive Officer. Each of these positions may be held by the same person or may be held by different people. Currently, these two offices are held by Mr. Gerber. The Board believes that the Company and its stockholders are best served by having a policy that provides the Board the ability to select the most qualified and appropriate individual to lead the Board as Chairperson. The Board also believes it is important to remain flexible when allocating responsibilities among these two offices in a way that best serves the needs of the Company. The Board believes that having Mr. Gerber serve as both Chairman and CEO provides an efficient and effective leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making, and alignment on corporate strategy.

The Company is exposed to a number of risks that are inherent with every business. Such risks include, but are not limited to, financial and economic risks and legal and regulatory risks. While management is responsible for the day-to-day management of these risks, the Board is responsible for the oversight of risk management. The Board is responsible for evaluating the adequacy of risk management processes and determining whether such processes are being implemented by management. The Board will discuss significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

Independent Directors

The Board has adopted the standard of independence set forth in the NYSE MKT Company Guide in order to determine whether members of the Board are “independent”. Upon consideration of the criteria and requirements regarding director independence set forth in Section 803 of the NYSE MKT Company Guide, the Board has determined that the following five directors, Matt Gonzalez, Tabatha Coffey, Erin Grogan, Joya Harris and Derek Mullins, meet the NYSE MKT’s independence standards, including the criteria for independence set forth in Rule 10A-3(b)(1) of the Exchange Act.
Committees
The Board does not currently have any standing committees. Prior to the expansion of the Board and the election of the director Nominees, the Board was comprised of four directors, with an additional 3 vacancies. The Board did not believe it was necessary to form standing committees due to the Company’s and the Board’s small size. As previously composed, the Board was able to efficiently address matters such as the nomination of candidates for director and the review and approval of executive officer and director compensation. Following the effectiveness of the expansion of the Board and the election of the director Nominees, the Board will review the appropriateness of forming standing audit, nominating, corporate governance and compensation committees in light of the Company’s growth and the expansion of the Board and will form such standing or ad hoc committees as the Board deems appropriate.
Director Nominations and Nomination Committee
The Board does not currently have a standing nominating committee. The full Board recommends nominees for election by the Company’s shareholders and is responsible for monitoring and safeguarding the independence of the Board.
Under the Company’s Amended and Restated Bylaws, Stockholders may recommend any person to be a director of the Company by writing to the Company’s Secretary not less than 45 days nor more than 75 days prior to the date on which the Company first mailed its proxy materials for the previous year’s annual stockholders’ meeting. Each submission must include (i) a brief description of the candidate, (ii) the candidate’s name, age, business address and residence address, (iii) the candidate’s principal occupation and the number of shares of the Company’s capital stock beneficially owned by the candidate and (iv) any other information that would be required under the Commission’s rules in a proxy statement listing the candidate as a nominee for director. The Amended and Restated Bylaws revised and updated the Company’s previous procedures for stockholder submission of director nominations by adding the requirement for advance notice.
In conducting a search for director candidates, the Board may use its network of contacts to compile a list of potential candidates, but it may also engage, if it deems appropriate, a professional search firm. The Board generally reviews all recommended candidates at the same time and subjects all candidates to appropriate review criteria. Members of the Board should be qualified, dedicated, and ethical and have experience relevant to the Company’s operations and understand the complexities of the Company’s business environment. The Board evaluates candidates in the context of the current composition of the Board. As part of this assessment, Board considers diversity of age, skills and such other factors as it deems appropriate, given the current needs of the Board and its committees.
Stockholder Communications with the Board
Stockholders may communicate with the Board by written correspondence. Correspondence from the Company’s stockholders to the Board or any individual directors or officers should be sent to the Company’s Secretary. The Secretary will screen all communications for product inquiries, new product suggestions, resumes, job inquiries, surveys, business solicitations and advertisements, as well as hostile, threatening, illegal, unsuitable, frivolous, patently offensive or otherwise inappropriate material before forwarding the correspondence to the Board. Correspondence addressed to either the Board as a body, or to any director individually, will be forwarded by the Company’s Secretary to the Chairman of the Board or to the individual director, as applicable. The Company’s Secretary will regularly provide to the Board a summary of all stockholder correspondence that the Secretary receives. This process has been approved by the Company’s Board.

All correspondence should be sent to Concierge Technologies, Inc., 29115 Valley Center Rd., Suite K-206 Valley Center, CA 92082, Attention: Ms. Carolyn Yu, Secretary and General Counsel.
 Code of Business Conduct and Ethics
 The Board has adopted a code of ethics (the “Code”) designed, in part, to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with or submits to the Commission and in the Company’s other public communications, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations of the code to an appropriate person or persons, as identified in the code, and accountability for adherence to the code. The Code applies to all directors, executive officers and employees of the Company. The Company will provide a copy of the Code to any person without charge, upon request to Ms. Carolyn Yu, Secretary and General Counsel by calling 866-800-2978 or by writing to Concierge Technologies, Inc., 29115 Valley Center Rd., Suite K-206 Valley Center, CA 92082, Attention: Ms. Carolyn Yu, Secretary and General Counsel.
 The Company intends to disclose any amendments to or waivers of its Code as it applies to directors or executive officers by filing them on Form 8-K.
ITEM TWO – ADOPTION OF AMENDED AND RESTATED ARTICLES OF INCORPORATION
Our Board, including all independent directors in office at the time, unanimously approved, and submitted to the stockholders (together with the recommendation of the Board that the stockholders approve), the Company’s amended and restated articles of incorporation, a copy of which is attached hereto as Exhibit A (the “Amended Charter”). Pursuant to the Written Consent, a majority of stockholders approved the Amended Charter, effective as of the Effective Date. The Board believes that it is in the best interests of shareholders to modernize the existing articles of incorporation (the “Former Charter”), which dates back to the Company’s inception in 1996. The Amended Charter maintains substantially all of the material terms of the Former Charter and includes an amendment to the voting rights among members of the Board. The following is a summary of the significant differences between the former articles of incorporation and the Amended Charter.
Location of Change	Summary of Provision	Rationale Supporting Change
New Section 5.5
The Amended Charter provides that, on matters brought before the Board, the overall number of votes the directors, as a whole, may cast on a matter will vary with the share ownership of the directors, and each director shall have a number of votes in proportion to that director’s beneficial ownership percentage of the Company’s outstanding voting stock (including shares held by any “group” as defined by Section 13(d) of the Exchange Act, of which such director is a member) on an as-converted, fully diluted basis, but in no event less than one vote per director.

In the event that any class or series of Company’s stock becomes listed for trading on the New York Stock Exchange, Nasdaq Stock Market or any other national securities exchange, the unequal Board voting provision will be suspended for any period during which the Company is required to have a board comprised of a majority of directors that are “independent” as defined under the rules of such national securities exchange.
The Board believes that this provision aligns the Board and stockholder interest and encourages directors to take a meaningful stake in the Company’s stock.

Prior to the taking of a vote at any meeting of directors, the determination of Director Votes eligible to be cast at such meeting (and, if different, on any particular matter) shall be announced to the directors present at such meeting. The record date for the purpose of determining the number of votes that each director is entitled to cast will be either the tenth (10th) day prior to any regular meeting of the Board, or the date on which notice is provided of any special meeting of the Board. Because this provision could result in non-independent directors controlling a majority of the Board vote, despite there being fewer non-independent directors than independent directors, the provision will be suspended for any period during which the Company is required, by any law or regulation applicable to the Company, to have a majority of directors that are independent.
By way of example, if a member of the Board beneficially owns shares of Company Common Stock and/or Preferred Stock representing 50% of the Company’s outstanding voting stock, on an as-converted, fully diluted basis, that director will be entitled to cast a number of whole votes representing 50% of the total votes entitled to be cast by the entire board, as finally determined for all directors; provided, however, that any fraction of a vote resulting from the application of the voting formula will be rounded down. Thus, if the Board consists of 9 members, and the above-described director, who holds a 50% beneficial interest in the voting stock of the Company, was the only director holding Common Stock and/or Preferred Stock, such director would be entitled to cast 8 of 16 total votes eligible to be cast by the entire Board, with each of the other directors entitled to cast one vote.
The Amended Charter will not alter the Directors’ existing fiduciary obligations to act with due care and in the best interests of the shareholders, nor will the Company’s current operations, investments, investment objectives or policies change by virtue of the adoption of the Amended Charter.
Potential Anti-Takeover Effect
The unequal voting rights established under the Amended Charter will have the effect of consolidating Board voting power among directors that are also controlling stockholders. Because Mr. Gerber beneficially owns 47.34% of the Voting Stock, he will control approximately 47.34% of the Board vote. Likewise, because Mr. Schoenberger beneficially owns approximately 12.27% of the Voting Stock, he will control 12.27% of the Board vote. Stockholders seeking to gain control of the Company may be deterred because their ability to influence the Board will be diminished to the extent that Messrs. Gerber and Schoenberger control the Board.
ITEM THREE – ADOPTION OF AMENDED AND RESTATED BYLAWS

Pursuant to the Written Consent, stockholders holding a majority of our Voting Stock approved the amendment and restatement of the Company’s Bylaws, a copy of which is attached hereto as Exhibit B (the "Amended and Restated Bylaws"), effective as of the Effective Date. The Amended and Restated Bylaws remove provisions that were unique to a predecessor of the Company and are designed to make the administration of the future operations of the Company more efficient and provide more flexibility for the management of the Company within the limits of applicable law, including allowing the Board to set the number of Directors and fill vacancies in the Board or amend the bylaws, without the time or expense required to call for a meeting of shareholders. The adoption of the Amended and Restated Bylaws will not alter the directors' fiduciary obligations to the Company.

Description of Amendments

The following discussion briefly summarizes the significant differences between the current Bylaws of the Company (the “Old Bylaws”) and the Amended and Restated Bylaws.

Location of Change	Summary of Provision	Rationale Supporting Change
New Section 2.2	New Section 2.2 increases the threshold for a stockholder to call a stockholders’ meeting from 10% to 15%.	The increased threshold ensures that that the Company will only bear the expense of holding a stockholders’ meeting if requested by a meaningful percentage of the stockholders’ base.
New Section 2.4
New Section 2.4 provides that in order for stockholders’ business to be considered properly brought before a meeting called by a stockholder, notice of such proposal must be provided to the Company not less than 120 days before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting or as otherwise provided in the Company’s proxy materials for the most recent meeting of stockholders. Notice provided by such Stockholder must include a description of the proposal, the name and address of the proposing stockholders, the class and number of shares held by such stockholders, and a description of any interests the stockholder may have related to such proposal.

This provision will afford the Company an appropriate amount of time to consider whether stockholder proposals are appropriately submitted and allow the Company and its Board to assess whether adopting such proposals is appropriate for the Company and make a recommendation to its stockholders.

New Section 2.5
New Section 2.5 provides that in addition to other applicable requirements, in order to be considered timely, notice of stockholder nominations for director must be submitted to the Company not less than 45 days more nor less than 75 days prior to the date on which the Company first mailed its proxy materials for the previous year’s annual meeting of stockholders. New Section 2.5 requires that such notice include information necessary for the Board to determine the nominee’s qualifications to serve on the Board and independent status from the Company.

This provision will afford the Board the appropriate time and information to determine whether stockholder nominees for Director are qualified candidates and to make a recommendation to stockholders on whether to vote for such nominee.

New Sections 3.1(a), (b) and (c)
New Section 3.1 replaces Article III, Section 2 of the Old Bylaws and allows the Board to set the number of directors by resolution at a number no less than 1 and no more than 12.

New Section 3.1 provides that directors shall be elected by a majority of stockholders until such time that (a) the Company’s stock becomes listed on a national securities exchange, such as the New York Stock Exchange or Nasdaq Stock Market and (b) the Company is subject to a requirement that a majority of its board of directors be comprised of “independent directors”. During any period in which both (a) and (b) above are true, the Company’s directors shall be elected by a plurality stockholder vote.

New Section 3.1(c) provides that only the Board may fill vacancies by reason of death, resignation, disqualification or removal from office.

These provisions are intended to streamline the director election process and allow the Board to more efficiently fill vacancies. The amendment to the provision controlling the number of directors clarifies language in the Old Bylaws.

New Section 3.5	New Section 3.5 replaces Article VIII, Section 1, allowing the Board discretion to declare dividends as often and in such amounts as permitted by law.	This provision permits the Board greater discretion to declare distributions and to administer such distribution declarations.

In addition to these revisions, the Amended and Restated Bylaws remove, in their entirety, references to requirements of California law, which were adopted when the Company’s predecessor was a California corporation, and would not otherwise apply to the Company. While the removal of this section will omit certain requirements for the Company to provide reports to shareholders, the Company will continue to file and provide to shareholders current, quarterly and annual reports as required under Section 13 of the Securities Exchange Act of 1934, as amended.

Potential Anti-Takeover Effect
Several of the new bylaw provisions may have the effect of deterring future attempts to gain control of the Company. First, by increasing the threshold for stockholders to call a stockholder’s meeting from 10% to 15% the Amended and Restated Bylaws make it more difficult for a stockholder to call a meeting in order to replace existing members of the Board or to adopt other proposals to require certain actions be taken by the Company. Second, advance notice provisions for stockholders submitting proposals and director nominees may create hurdles for stockholders and deter attempts to gain control of the Board. Because the Board will now also have the sole ability to fill vacancies on the Board, stockholders will not be able to use such vacancies as a means to gain control of a seat on the Board.
ITEM FOUR – THE REVERSE STOCK SPLIT
 The Board and the majority stockholders have approved the adoption of a one-for- thirty (1:30) reverse stock split whereby each thirty shares of Common Stock and Preferred Stock issued and outstanding as of the record date established by the Board shall be combined into one share of Common Stock or Preferred Stock, as applicable (the “Reverse Stock Split”). The Reverse Stock Split will become effective as determined by the Board in its discretion at any time between the Effective Date of this Information Statement and December 31, 2017.
Fractional Shares
 We will not issue fractional certificates for post-Reverse Stock Split shares in connection with the Reverse Stock Split. In the event a fractional share results from the calculation of the Reverse Stock Split formula, the Company will issue an additional fraction of a share such that the holder in question will receive a full share of Common Stock or Preferred Stock, as applicable. As a result, all stockholders will receive at least one share of Common Stock or Preferred Stock, as applicable.
Purpose and Effect of the Reverse Stock Split
The Board believes the Reverse Stock Split is desirable for several reasons. The Common Stock currently trades on the OTCQB market and is thinly traded. The Reverse Stock Split is intended to increase the per-share value of our Common Stock such that it is no longer subject to “penny stock” trading restrictions and assist the Company in applying to list the Common Stock on a national securities exchange, such as the NYSE, Nasdaq or NYSE MKT, which requires certain minimum value thresholds for listed securities. The Board believes that listing the Common Stock on a national securities exchange might increase liquidity and result in a broader market for the Common Stock than that which currently exists. There can be no assurance that any liquidity created by listing on a national securities exchange will not be adversely affected by the reduced number of shares of Common Stock outstanding after the Reverse Stock Split.
There can be no assurance that any or all of the intended effects will occur; including, without limitation, that the market price per share of Common Stock after the Reverse Stock Split will be equal to the applicable multiple of the market price per share of Common Stock before the Reverse Stock Split, or that such price will either exceed or remain in excess of the current market price. Further, there is no assurance that the market for the Common Stock will be improved. Stockholders should note that the Board cannot predict what effect the Reverse Stock Split will have on the market for, or market price of, the Common Stock.
In addition, by increasing the number of authorized but unissued shares of Common Stock, the Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company or its stockholders. The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts and may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts. However, the Board is not aware of any attempt to take control of the Company and the Board has not approved the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device.

Following the Reverse Stock Split, stockholders will hold the same percentage interest in the Company as they held prior to the Reverse Stock Split, but their interest will be represented by one-thirtieth as many shares. For instance, if a stockholder presently owns thirty shares, after the Reverse Stock Split they will own one share.
Based on the number of shares of Common Stock and Preferred Stock currently issued and outstanding, immediately following the Reverse Stock Split the Company will have approximately 29,558,462 shares of Common Stock and 436,949 shares of Preferred Stock issued and outstanding (without giving effect to the treatment of fractional shares). In addition, all outstanding debentures and other instruments entitling their holders to acquire shares of Common Stock or Preferred Stock will be adjusted as a result of the Reverse Stock Split. In particular, the conversion ratio for each instrument will be reduced, and the exercise price, if applicable, will be increased, based on the ratio of the Reverse Stock Split.
 The par value of the Common Stock will remain at $0.001 per share and the par value of the Preferred Stock will remain at $0.001 per share following the Reverse Stock Split, the number of authorized shares of Common Stock will remain at 900,000,000 and the number of authorized shares of Preferred Stock will remain at 50,000,000, and the number of shares of the Common Stock and Preferred Stock issued and outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Stock and Preferred Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock and Preferred Stock for statutory and accounting purposes will be correspondingly increased. The Reverse Stock Split will not affect the Company’s total stockholder equity. All share and per share information would be retroactively adjusted following the Effective Date to reflect the Reverse Stock Split for all periods presented in future filings.
The Board reserves the right, notwithstanding stockholder approval and without further action by stockholders, to elect not to proceed with the Reverse Stock Split if the Board determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.
Potential Anti-Takeover and Dilutive Effects
The purpose of the reverse stock split is not to establish any barriers to a change of control or acquisition of the Company. However, because the number of authorized shares of Voting Stock will not be reduced, this proposal, when adopted and implemented, will result in a relative increase in the number of authorized but unissued shares of Voting Stock vis-à-vis the outstanding shares of Voting Stock and could, under certain circumstances, have an anti-takeover effect. Shares of Voting Stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private financings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. After implementation of the proposed amendment, our Board will continue to have authority under the provisions of our Amended and Restated Articles of Incorporation to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulation. Our Board is not aware of any attempt to take control of our business and has not considered the reverse stock split to be a tool to be utilized as a type of anti-takeover device. We currently have no plans, proposals or arrangements to issue any shares of common stock that would become newly available for issuance as a result of the reverse stock split.
In addition, if we do issue additional shares of our common stock, the issuance could have a dilutive effect on earnings per share and the book or market value of the outstanding common stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in the Company. Holders of common stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.
U.S. Federal Income Tax Consequences of the Reverse Stock Split
 The Company will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. The Company, however, believes that the Reverse Stock Split will have, among others, the following material federal income tax effects:
●
A stockholder will not recognize gain or loss on the exchange of Voting Stock as a result of the Reverse Stock Split. In the aggregate, the stockholder’s basis in shares will be the same as his or her basis in shares prior to the Reverse Stock Split (including any fractional share deemed received).

●
A stockholder’s holding period for tax purposes for shares of Voting Stock will be the same as the holding period for tax purposes of the shares of Voting Stock exchanged therefor as a result of the Reverse Stock Split.
●
The Reverse Stock Split will constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, or will otherwise qualify for general non-recognition treatment, and the Company will not recognize any gain or loss as a result of the Reverse Stock Split.
 The above summary does not discuss any state, local, foreign or other tax consequences. The summary is for general information only and does not discuss consequences which may apply to special classes of taxpayers. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.
Accordingly, stockholders are urged to consult with their tax advisers as to the particular tax consequences to them of the reverse stock split, including the federal, state, local, foreign and other tax consequences and of potential changes in applicable tax laws.
Procedure for Exchange of Stock Certificates
The Reverse Stock Split will become effective as determined by the Board in its discretion at any time between the Effective Date of this Information Statement and December 31, 2017. Upon the effectiveness of the Reverse Stock Split, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.
 Our transfer agent, Issuer Direct, 500 Perimeter Park Drive, Morrisville, North Carolina 27560, Phone: (877) 481-4014, will act as exchange agent for purposes of implementing the exchange of stock certificates. We refer to such person as the “Exchange Agent.” Holders of pre-reverse split shares are asked to surrender to the Exchange Agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares. No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder's outstanding certificate(s).

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information as of February 8, 2017, with respect to the beneficial ownership (as defined in Rule 13d-3 of the Exchange Act) of the Company’s common stock by (1) each director of the Company, (2) the named Executive Officers of the Company, (3) each person or group of persons known by the Company to be the beneficial owner of greater than 5% of the Company’s outstanding common stock, and (4) all directors and officers of the Company as a group:

	Prior to the Reverse Stock Split		After the Reverse Stock Split
Name and Address of Beneficial Owner(1)(2)	Amount of Beneficial Ownership of Shares	Percentage of Common Stock Outstanding(3)	Amount of Beneficial Ownership of Shares	Percentage of Common Stock Outstanding(3)
Interested Directors
Nicholas Gerber(4)	543,900,077	47.34%(6)	18,130,003	47.34%
Scott Schoenberger (5)	140,939,285	12.27%(6)	4,697,977	12.27%
David Neibert (7)	947,560	0.08%	31,586	0.08%
Kathryn D. Rooney	—	—	—	—
Independent Directors
Matt Gonzalez (8)	7,001,720	0.61%	233,391	0.61%
Tabatha Coffey	—	—	—	—
Erin Grogan	—	—	—	—
Joya Harris	—	—	—	—
Derek Mullins	—	—	—	—
Beneficial Owners of Greater than 5%
Gerber Family Irrevocable Trust(9)	168,706,288	14.68%	5,623,543	14.68%
Eliot & Sheila Gerber (10)	106,308,072	9.25%	3,543,603	9.25%
All Beneficial Owners as a Group (11)

(1)
Except as otherwise noted, the address of each of these persons is c/o the Company at 29115 Valley Center Road, Suite K-206, Valley Center, CA 92082.
(2)
Unless otherwise noted, all persons named in the table have sole voting and dispositive power with respect to all Common Stock beneficially owned by them.
(3)
The percentage of class is calculated pursuant to Rule 13d-3(d) of the Exchange Act which percentages are calculated on the basis of the amount of outstanding securities, plus securities deemed outstanding pursuant to Rule 13d-3(d)(1). The percentage of common stock outstanding is as of November 2, 2016, and based upon 886,753,846 shares of common outstanding and 13,108,474 shares of Series B Preferred Stock, giving effect to the conversion of all Series B Preferred Stock at a ratio of 20:1, for a total issued and outstanding amount of 1,148,923,323 shares.
(4)
Mr. Gerber is the Chief Executive Officer, President and Chief Executive Officer of the Company and Chairman of the Board. Mr. Gerber’s shares are held by the Nicholas and Melinda Gerber Living Trust (the “Gerber Trust”) and Mr. and Mrs. Gerber serve as trustees of the Gerber Trust, which owns a total 543,900,077 shares, consisting of 313,549,040 shares of Common Stock and 11,517,552 shares of Series B Preferred Stock (which, after giving effect to their conversion, would be 230,351,040 shares of Common Stock) representing 47.34% of the outstanding shares of Common Stock (giving effect to the conversion of the Series B Preferred Stock held by the Gerber Trust) which percentage is based on 1,148,923,323 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock). As such, the Gerber Trust and Mr. Gerber share power to vote or to direct the vote of the shares and share power to dispose or to direct the disposition of these shares.
(5)
Mr. Schoenberger is a member of the Board of the Company. Mr. Schoenberger’s shares are held by the Schoenberger Family Trust (the “Schoenberger Trust”) and Mr. Schoenberger serves as sole trustee of the Schoenberger Trust, and total 140,939,285 shares, consisting of 119,304,945 shares of Common Stock and 1,081,717 shares of Series B Preferred Stock (which, after giving effect to their conversion, would be 21,634,340 shares of Common Stock) representing 12.27% of the outstanding shares of Common Stock (giving effect to the conversion of the Series B Preferred Stock held by the Schoenberger Trust) which percentage is based on 1,148,923,323 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock). As such, the Schoenberger Trust and Mr. Schoenberger share power to vote or to direct the vote of the shares and share power to dispose or to direct the disposition of these shares.
(6)
Upon acquiring their shares of Voting Stock, Messrs. Gerber and Schoenberger have voted all shares of Voting Stock concurringly on matters submitted to the Company’s stockholders. Pursuant to a voting agreement, (the “Voting Agreement”), the Gerber Trust and Schoenberger Trust will continue to vote all shares of Voting Stock owned by them to elect each of Messrs. Gerber and Schoenberger to the Board along with other designees mutually agreed upon. By virtue of the Voting Agreement, Messrs. Gerber and Schoenberger will represent 684,839,362, or 59.61% of the Voting Stock when voting on director nominees.
(7)
Mr. Neibert is the Chief Financial Officer of the Company and a member of the Board. Mr. Neibert owns an aggregate 877,322 shares in his own name, and for the purposes hereof, includes 676 shares of common stock held in the name of his minor child included in the calculation. Mr. Neibert’s total beneficial ownership constitutes 0.08% of the outstanding shares of Common Stock which percentage is based on 1,148,923,323 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock).
(8)
Mr. Gonzalez is a member of the Board of the Company. Mr. Gonzalez and Mr. Hansu Kim are 50% partners and share voting and dispositive power in Gonzalez & Kim, a California general partnership, which holds 350,086 shares of Series B Preferred Stock (which after giving effect to their conversion would total 7,001,720 shares of Common Stock) constituting 0.61% of the outstanding shares of Common Stock which percentage is based on 1,148,923,323 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock).
(9)
The Gerber Family Irrevocable Trust (the “GFI Trust”) holds the shares directly for the benefit of minor children; the trust is managed by Commonwealth Trust Company, as Corporate Trustee, and Jeremy Gerber as Trustee. The GFI Trust owns an aggregate 168,706,288 shares of Common Stock constituting 14.68% of the outstanding shares of Common Stock which percentage is based on 1,148,923,323 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock).
(10)
The Sheila and Eliot Gerber, as joint tenants, own an aggregate 106,308,072 shares of Common Stock constituting 9.25% of the outstanding shares of Common Stock which percentage is based on 1,148,923,323 outstanding shares of Common Stock (giving effect to the conversion of all Series B Preferred Stock).
(11)
Percentage calculated as a group based on 1,148,923,323 outstanding shares of Common Stock (giving effect to the conversion of all 13,108,474 Series B Preferred Stock outstanding).

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
 The Company’s current President, Chief Executive Officer and Chairman of the Board, Nicholas Gerber (“Mr. Gerber”), has an indirect interest in the Actions. Mr. Gerber is a beneficiary and trustee of the Nicholas and Melinda Gerber Living Trust which holds 313,549,040 shares of the Company’s common stock and 11,517,552 shares of the Company’s Series B Preferred Stock. As a result of Mr. Gerber’s discretion over the voting power of shares held by the Nicholas and Melinda Gerber Living Trust and his personal securities holdings, Mr. Gerber beneficially owns 313,549,040 shares of the Company’s common stock and 11,517,552 shares of the Company’s Series B Preferred Stock, each of which is convertible into twenty (20) shares of common stock and, prior to such conversion, is eligible to cast 20 votes per share of preferred stock. Because of the level of Mr. Gerber’s stock ownership, the Amended Charter will result in Mr. Gerber controlling a majority of the voting power of the Company’s Board and a larger portion of the voting power of the Board than he had under the Former Charter. In addition, certain provisions in the Amended and Restated Bylaws will have the effect of discouraging certain coercive takeover practices and inadequate takeover bids, which will encourage persons seeking to acquire control of the Company to negotiate first with the Board, including Mr. Gerber. Thus, Mr. Gerber has an interest in the Actions.
The Company’s current director, Scott Schoenberger (“Mr. Schoenberger”), has an indirect interest in the Actions. Mr. Schoenberger is a beneficiary of and has dispositive voting control over The Schoenberger Family Trust, which holds 13,333,334 shares of Company’s common stock and 1,081,717 shares of the Company’s Series B Preferred Stock. Including shares held individually, Mr. Schoenberger beneficially owns 119,304,945 shares of the Company’s common stock and 1,081,717 shares of the Company’s Series B Preferred Stock, each of which is convertible into twenty (20) shares of common stock and, prior to such conversion, is eligible to cast 20 votes per share of preferred stock. Because of the level of Mr. Schoenberger’s stock ownership, the Amended Charter will result in Mr. Schoenberger controlling a larger portion of the voting power of the Board than he had under the Former Charter. In addition, certain provision in the Amended and Restated Bylaws will have the effect of discouraging certain coercive takeover practices and inadequate takeover bids, which will encourage persons seeking to acquire control of the Company to negotiate first with the Board, including Mr. Schoenberger. Thus, Mr. Schoenberger has an interest in the Actions.
Other than the foregoing, no director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, in the Actions.

NO DISSENTERS’ RIGHTS

Under the Nevada Revised Statutes, dissenting stockholders, if any, are not entitled to appraisal rights with respect to the Actions, and we will not independently provide our stockholders with any such right.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the Exchange Act and are required to file reports, information statements and other information with the SEC regarding our business, financial condition and other matters pursuant to and in accordance with the Exchange Act. You may read and copy the reports, information statements and other information filed by us at the public reference facilities maintained by the SEC at 100 F Street, NE, Room 1580, Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for additional information about the public reference facilities. The reports, information statements and other information filed with the SEC are also available to the public over the internet at http://www.sec.gov, the internet website of the SEC. All inquiries regarding our Company should be addressed to our corporate counsel at Eversheds Sutherland (US) LLP, 700 6th Street NE, Suite 700, Washington, D.C. 20002, Attn: Cynthia M. Krus, Esq.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the Actions and their effect on the Company. Your consent to the Actions is not required and not being solicited in connection with the Actions. The Information Statement is intended to provide our shareholders with information required by the rules and regulations of the Exchange Act.

Exhibits	Description

Exhibit A	Form of Amended and Restated Articles of Incorporation of Concierge Technologies, Inc.

Exhibit B	Form of Amended and Restated Bylaws of Concierge Technologies, Inc.

BY ORDER OF THE COMPANY’S BOARD OF DIRECTORS

By:	/s/ Nicholas Gerber
Nicholas Gerber
President, Chief Executive Officer and Chairman of the
Board of Directors

EXHIBIT A

CONCIERGE TECHNOLOGIES, INC.
AMENDED AND RESTATED ARTICLES OF INCORPORATION

CONCIERGE TECHNOLOGIES, INC. a Nevada Corporation (the “Corporation”), having its principal office in the State of Nevada, hereby certifies:
FIRST: Pursuant to Chapter 78, Title 7 of Nevada Revised Statutes, the Corporation desires to, and does hereby, amend and restate its charter as currently in effect and as hereinafter amended.
SECOND: This amendment and restatement of the charter of the Corporation has been approved by the directors and stockholders.
THIRD: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended and restated:
Article I.
Name
The name of the corporation is:
Concierge Technologies, Inc.
Article II.
Principal Office and Registered Agent
Offices for the transaction of any business of the Corporation and where meetings of the Board of Directors and of the stockholders may be held, may be established and maintained in Nevada or any other state, territory or possession of the United States of America or in any foreign country.
Article III.
Purpose
The nature of the business and objects and purposes proposed to be transacted, promoted or carried on by the Corporation is to transact any lawful activity or business as the Board of Directors may from time to time direct. The period of duration of the Corporation is perpetual.
Article IV.
Stock
Section 4.1. Authorized Shares. The amount of total authorized stock of the Corporation is nine hundred fifty million (950,000,000) shares, of which nine hundred million (950,000,000) shares shall be designated common stock with a par value of $0.001 per share (the “Common Stock”), and fifty million (50,000,000) shares shall be designated Preferred Stock, with a par value of $0.001 per share (the “Preferred Stock”).

Section 4.2. Common Stock. Each share of Common Stock shall entitle the holder thereof to one vote. The Board of Directors may reclassify any unissued shares of Common Stock from time to time into one or more classes or series of stock.
Section 4.3.  Preferred Stock. The preferred stock may be issued in series. The Board of Directors is authorized to determine the designation of each series of preferred stock, to fix the number of shares of each series, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series, and to increase the number of shares of any series subsequent to the issue of shares of such series.
(a)
The Corporation has designated a series of its Preferred Stock named Series A Convertible, Voting, Preferred Stock consisting of 5,000,000 shares, each of which shares shall be convertible into 5 shares of the Corporation’s Common Stock and, until converted, shall have 5 votes on all matters brought before the stockholders for a vote. A holder of shares of this series may no exercise his conversion rights until after 270 days after the date of issuance of the shares and, if exercised, must be exercised with regard to all shares of this series held by such holder; and, provided further, that no conversion of the shares shall take place until the Corporation shall have amended its Articles of Incorporation to provide an increase in the number of its authorized shares of Common Stock at lease sufficient to allow all shares of this series to be converted into Common Stock; and
(b)
The Corporation has designated a series of its Preferred Stock named Series B Convertible, Voting, Preferred Stock consisting of 45,000,000 shares, each of which shares shall be convertible into 20 shares of the Corporation’s Common Stock and, until converted, shall have 20 votes on all matters brought before the stockholders for a vote. A holder of this series may not exercise his conversion rights until after 270 days after the date of issuance of the shares and, if exercised, must be exercised with regard to all shares of this series held by such holder; and, provided further, that no conversion of the shares shall take place until the Corporation shall have amended its Articles of Incorporation to provide an increase in the number of its authorized shares of Common Stock at least sufficient to allow all shares of this series to be converted into Common Stock.
Section4.4.  Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file a certificate of designation with the Nevada Secretary of State. Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 4.4 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in a certificate of designation filed with the Nevada Secretary of State.

Article V.
Directors
Section 5.1.  Number and Qualifications. The members of the governing board of the Corporation shall be styled Directors, and the initial number thereof shall be one; provided that, as of the effective date of this amendment and restatement of the charter of the Corporation, the number of Directors is four (4). The number of Directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of the Corporation. Directors need not be stockholders, but shall be full of age, and at least one shall be a citizen of the United States.
Section 5.2. Election of Directors. Except as otherwise provided in the Bylaws of the Corporation, directors shall be elected by the affirmative vote of the holders of a plurality of the shares of stock outstanding and entitled to vote thereon.
Section 5.3. Voting. The action of the majority of the Director Votes (as defined in Section 5.5 of this Article V) represented at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable statute. If enough Director Votes have withdrawn from a meeting to leave less than a quorum but the meeting is not adjourned, the action of the majority of the Director Votes still present at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable statute.
Section 5.4.  Quorum. The presence in person or by proxy of directors entitled to cast a majority of the Director Votes entitled to be cast shall constitute a quorum at any meeting of the Board of Directors.
Section 5.5.  Director Votes. On any matter before the Board of Directors, the aggregate number of votes that may be cast by the directors on a given matter (collectively, the “Director Votes”) shall be determined as follows:
(a)
Any director who does not own common stock or preferred stock of the Corporation shall be entitled to one (1) Director Vote;
(b)
Any director who owns common stock or preferred stock in the Corporation shall be entitled to cast a number of Director Votes equal to the result of (i) multiplied by (ii), where: (i) is equal to the percentage determined by dividing (A) the number of shares of common stock and preferred stock beneficially owned by such director (or any “group” of which such director is a member, as defined by Section 13(d) of the Securities Exchange Act of 1934, as amended), on an as-converted, fully diluted basis, by (B) the number of issued and outstanding shares of common stock and preferred stock of the Corporation, on an as-converted, fully diluted basis; and (ii) is equal to the total number of Director Votes, as finally determined by pursuant to this Section 5.5.
(c)
Subject to the following subsection 5.5(d), any fraction of a Director Vote resulting from the foregoing calculation shall be rounded down.
(d)
If application of the foregoing calculation results in a director having less than one Director Vote, then such director shall, for purposes of this Section 5.5, be treated as a director who does not own any common stock or preferred stock of the Corporation and, therefore, shall be entitled to cast one (1) Director Vote pursuant to subsection 5.5(a).

(e)
The determination of Director Votes entitled to be cast at a meeting of the Board of Directors shall be determined as of the record date established for such meeting in accordance with Section 5.6 below and shall be determined in good faith based on the information known to the Board of Directors as of such time. For the avoidance of doubt, the Board of Directors may rely on publicly available information relating to ownership of the Corporations capital stock unless the Board of Directors has reason to know that such information has materially changed since the record date (in which case the determination of Director Votes shall be determined in good faith by the Board of Directors taking into account the more current information. Prior to the taking of a vote at any meeting of directors, the determination of Director Votes eligible to be cast at such meeting (and, if different, on any particular matter) shall be announced to the directors present at such meeting.
(f)
In the event the Corporation’s common and/or preferred stock becomes listed for trading on the New York Stock Exchange, Nasdaq Stock Market or any other national securities exchange, the provisions of the foregoing subsections 5.5 (a), (b), (c) and (d) shall be suspended for any period during which (i) the Corporation is required to have a board comprised of a majority of directors that are “independent” as defined under the rules of such national securities exchange or (ii) the provisions of the sections noted above are prohibited under any law or regulation applicable to the Corporation, including the listing standards of any national securities exchange applicable to the Corporation.
(g)
During any period in which the provisions of subsections 5.5 (a), (b), (c) and (d) are suspended pursuant to the foregoing subsection 5.5(e), each director shall have one vote on all matters before the Board of Directors.
Section 5.6.  Fixing of Record Date for Board Voting. The record date for the purpose of determining the number of Director Votes that each director is entitled to cast shall be (a) the tenth (10th) day prior to any regular meeting of the Board of Directors; or (b) the date on which notice is provided of any special meeting of the Board of Directors.
Article VI.
Amendments
The Corporation reserves the right from time to time to make any amendment to its charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding stock. All rights and powers conferred by the charter on stockholders, directors and officers are granted subject to this reservation. Any amendment to this Article VI shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter.
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IN WITNESS WHEREOF, the Corporation has caused these Amended and Restated Articles of Incorporation to be signed in its name and on its behalf by its Chairman, President and Chief Executive Officer and attested to by its Secretary as of the [ ]th day of [] 2017.

CONCIERGE TECHNOLOGIES, INC.

By:
Nicholas D. Gerber
Chairman, President and Chief Executive Officer

Attest:
Carolyn Yu
Secretary

THE UNDERSIGNED, Nicholas D. Gerber, Chairman, President and Chief Executive Officer of Concierge Technologies, Inc., who executed on behalf of said corporation the foregoing Amended and Restated Articles of Incorporation, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Amended and Restated Articles of Incorporation to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information, and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under penalties of perjury.

Nicholas D. Gerber

EXHIBIT B

AMENDED AND RESTATED BYLAWS
OF
CONCIERGE TECHNOLOGIES, INC.
(a Nevada Corporation)

Article I. Offices
Section 1.1 Principal Office. The Board of Directors shall fix the location of the principal office of the Corporation at any place within or outside the State of Nevada.
Section 1.2 Registered Office. The registered office of the Corporation required by law to be maintained in Nevada may be, but need not be, the same as the principal office. The Board of Directors may change the address of the registered office from time to time.
Section 1.3 Other Offices. Branch or subordinate offices may be established at any time and at any place by the Board of Directors.
Article II. Stockholders’ Meetings
Section 2.1 Annual Meetings.
(a)
The annual meeting of the stockholders of the Corporation shall be held within five months after the close of the fiscal year of the Corporation and within fifteen months of the last annual meeting of the stockholders of the Corporation at the principal office of the Corporation, or at any other place within or without the State of Nevada as determined by the Board of Directors and set forth in the notice of that meeting, and at such time and date as may be determined by the Board of Directors and set forth in the notice of that meeting. The business to be transacted at the annual meeting of the stockholders shall be the election of directors and such other business as may be properly brought before the meeting.
(b)
If the election of directors shall not be held at the annual meeting, or at any adjournment of that meeting, the Board of Directors shall call a special meeting of the stockholders as soon as possible thereafter. At this meeting the election of directors shall take place, and the election and any other business transacted shall have the same force and effect as if taken at an annual meeting duly called and held.
Section 2.2 Special Meetings. Special meetings of the stockholders may be called at any time by the Board of Directors, the Chair of the Board of Directors or the President, and shall be called by the President or the Secretary at the written request of the holders of fifteen percent (15%) or more of the shares then outstanding and entitled to vote thereat, or as otherwise required by law. Business transacted at any special meeting of the stockholders shall be limited to the purposes stated in the notice for such meeting. If a special meeting is called by anyone other than the Board of Directors, the person or persons calling the meeting shall make a request in writing, delivered personally or sent by registered mail, to the Chair of the Board of Directors or the President, Vice President, or Secretary, specifying the time and date of the meeting (which is not less than 35 nor more than 60 days after receipt of the request) and the general nature of the business proposed to be transacted.

Section 2.3 Notice of Meetings.
(a)
Notice, Generally. Whenever stockholders are required or permitted to take action at a meeting, notice, in writing and signed by an officer of the Corporation, shall be given to each stockholder of record entitled to vote at the meeting stating the place, date and hour of the meeting, the purposes of the meeting and the means of remote communication, if any, by which the stockholders and proxy holders may be deemed to be present and vote at such meeting. Such notice shall be given in person, by mail or by any other means permitted by applicable law, not less than ten (10) nor more than sixty (60) days before the meeting. If mailed, it must be directed to the stockholder at the address last shown on the records of the Corporation, and upon the mailing of any such notice the service thereof is complete.
(b)
Notice to Non-Record Stockholders; Adjourned Meetings. Notice of any meeting need not be given to any person who may become a stockholder of record after the mailing of such notices and prior to the meeting. Any meeting of the stockholders may adjourn from time to time to reconvene at the same or some other place. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called. If, however, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting as of the new record date.
(c)
Waiver of Notice. A stockholder may waive the notice of meeting by attendance, either in person or by proxy, at the meeting, or by so stating in writing, either before or after the meeting, provided, however, that attendance at a meeting for the express purpose of objecting, at the beginning of the meeting, that the meeting was not lawfully called or convened shall not constitute a waiver of notice.
Section 2.4 Business Conducted at Meetings. At a meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Chairman of the Board, the President or the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before a meeting called by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be received at the principal executive offices of the Corporation not less than 120 days before the date of the Corporation’s proxy statement released to stockholders in connection with the previous year’s annual meeting or as otherwise provided in the Corporation’s proxy materials for the most recent meeting of stockholders. However, if the Corporation did not hold an annual meeting the previous year, or if the date of the current annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Corporation begins to print and send its proxy materials. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 2.4; provided, however, that nothing in this Section 2.4 shall be deemed to preclude discussion by any stockholder of any business properly brought before the meeting in accordance with said procedure. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting. Any such business not properly brought before the meeting shall not be transacted. Nothing in this Section 2.4 shall affect the right of a stockholder to request inclusion of a proposal in the Corporation’s proxy statement to the extent that such right is provided by an applicable rule of the Securities and Exchange Commission (“SEC”).

Section 2.5 Nominations of Directors.
(a)
In addition to any other applicable requirements, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.5. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than 45 days nor more than 75 days prior to the date on which the Corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or the date on which the Corporation mails its proxy materials for the current year if during the prior year the Corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year) or as otherwise provided in the proxy statement for the prior year’s meeting at which directors were elected. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the Corporation which arebeneficially owned by the person, (iv) the reasons why such person is qualified to serve as a director, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, and (ii) the class and number of shares of the Corporation which are beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein. These provisions shall not apply to nomination of any persons entitled to be separately elected by holders of preferred stock. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.
(b)
In the event that a person is validly designated as a nominee in accordance with this Section 2.5 and shall thereafter become unable or willing to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee.
(c)
If the Chairman of the Election Meeting determines that a nomination was not made in accordance with the foregoing procedures, such nomination shall be void.

Section 2.6 Closing of Transfer Books; Record Date.
(a)
In lieu of closing the share records of the Corporation, the Board of Directors may fix, in advance, a date not more than sixty (60) days or less than ten (10) days prior to a meeting of the stockholders as the record date for the determination of stockholders entitled to receive notice of, or to vote at, any meeting of the stockholders, or to consent to any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividends, or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for the determination of stockholders entitled to notice of or to vote at a meeting of the stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the business day on the day next preceding the day on which the meeting is held; the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the resolution of the directors relating thereto is adopted.
(b)
When a determination of stockholders entitled to notice of or to vote at any meeting has been made as provided in this Section 2.6, except as otherwise provided by law, this determination shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting. Notwithstanding the foregoing, the Board of Directors must fix a new record date if the meeting is adjourned to a date more than sixty (60) days after the date set for the original meeting.
Section 2.7 List of Stockholders. A complete list of the stockholders of the Corporation entitled to vote at the ensuing meeting, arranged in alphabetical order, and showing the address of and number of shares owned by each stockholder shall be prepared by the Secretary or other officer of the Corporation having charge of the stock transfer books. This list shall be kept on file at the principle office of the Corporation and shall be subject to inspection during the usual business hours. This list shall also be available at the meeting and shall be open to inspection by any stockholder at any time during the meeting. The original Stock Transfer Books shall be prima facie evidence as to who are the stockholders entitled to examine the list or to vote at any meeting of the stockholders. Failure to comply with the requirements of this Section 2.7 shall not affect the validity of any action taken at any meetings of the stockholders.
Section 2.8 Quorum; Adjournment upon Lack of a Quorum.
(a)
Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, a quorum at all meetings of the stockholders shall consist of the holders of a majority of the voting power of all outstanding shares of stock entitled to vote at the meeting present in person or by proxy. If voting by a class or series of stockholders is required for a matter, a majority of the voting power of that class or series that is present in person or by proxy constitutes a quorum for the purposes of transacting business with regards to that matter. The withdrawal of any stockholder after commencement of a meeting shall have no effect on the existence of a quorum after a quorum has been initially established at such meeting.
(b)
Despite the absence of a quorum at any meeting of the stockholders, the stockholders, by a majority of the votes cast by holders of shares of stock entitled to vote present at the meeting in person or by proxy, may adjourn the meeting. Upon reconvening such adjourned meeting, and when a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.
Section 2.9 Voting; Proxies.
(a)
Except as otherwise provided by law, in the Articles of Incorporation or in these Bylaws or by the rules and regulations of any stock exchange applicable to the Corporation, any corporate action to be taken by a vote of the stockholders shall be decided by the affirmative vote of a majority of the voting power of shares of stock present in person or by proxy at a meeting with a quorum and entitled to vote thereon. Except as otherwise provided in the Articles of Incorporation, each share of stock entitled to vote at a meeting of the stockholders shall have, as to each matter submitted to a vote, one vote, whether voted in person or by proxy.
(b)
A stockholder entitled to vote at a meeting of the stockholders may vote his or her shares through a proxy appointed by a written instrument signed by the stockholder or by a duly authorized attorney-in-fact of the stockholder and delivered to the Secretary of the Corporation. No proxy shall be valid after six (6) months from the date of its execution unless a longer period is expressly provided therein (which length may not exceed seven (7) years). A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or by delivering a new proxy bearing a later date.

Section 2.10 Action of Stockholders by Written Consent. Any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power of shares of stock, except that if a different proportion of voting power is required by law, the Articles of Incorporation or these Bylaws for such an action at a meeting, then written consent by that proportion is required.
Section 2.11 Conduct of Meetings. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. At each meeting of stockholders the Chair of the Board of Directors, or in the absence of the Chair of the Board of Directors, the President, or in absence of the President, a chairman of the meeting to be selected by a majority of the stockholders entitled to vote at the meeting who are present in person or by proxy shall preside over the meeting. Except to the extent inconsistent with such rules and regulations as are adopted by the Board of Directors, the person presiding over any meeting of the stockholders shall have the right and authority to convene and to adjourn the meeting, to establish an agenda for the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such person, are appropriate for the proper conduct of the meeting. The Secretary, or in his or her absence, one of the Assistant Secretaries, shall act as secretary of the meeting.
Section 2.12 Inspectors. The Board of Directors or the chair of the meeting may appoint, before or at the meeting, one or more inspectors for the meeting and any successor thereto. The inspectors, if any, shall (i) determine the number of shares of stock represented at the meeting, in person or by proxy and the validity and effect of proxies, (ii) receive and tabulate all votes, ballots or consents, (iii) report such tabulation to the chair of the meeting, (iv) hear and determine all challenges and questions arising in connection with the right to vote, and (v) do such acts as are proper to conduct the election or vote with fairness to all stockholders. Each such report shall be in writing and signed by him or her or by a majority of them if there is more than oneinspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.
ARTICLE III. DIRECTORS
Section 3.1 Number; Qualification; Election; Term; Duties and Powers.
(a)
Number and Qualification. The property, affairs and business of the Corporation shall be managed by a Board of Directors. The current number of directors on the Board of Directors is four (4). The size of the Board of Directors may be changed by resolution of the Board of Directors to consist of no less than one (1) director and no more than [twelve] ([12]) directors. Each director shall be at least eighteen (18) years of age, but directors need not be stockholders of the Corporation.
(b)
Election and Term. Except as otherwise provided in these Bylaws, directors will be elected by a majority of the voting power of shares of stock entitled to vote thereon present in person or by proxy at an annual meeting of the stockholders with a quorum present. However, in the event the Corporation’s common and/or preferred stock becomes listed for trading on the New York Stock Exchange, Nasdaq Stock Market or any other national securities exchange, directors shall be elected by a plurality of the voting power of shares entitled to vote thereon for any period during which the Corporation is required to have a board comprised of a majority of directors that are “independent” as defined under the listing rules of such national securities exchange. Each director shall serve for a term of one year, provided that each director shall continue to serve as a director until his or her successor shall be duly elected and qualified, or until his or her prior death, resignation or removal.
(c)
Vacancies and Additional Directors. Any vacancy to be filled by reason of death, resignation, disqualification or removal from office of any director, or otherwise, or if any new directorship is created by an increase in the authorized number of directors may only be filled by a majority of votes eligible to be cast by the directors in office, though less than a quorum, but only for a term continuing until the next election of directors by the stockholders and until the due election and qualification of such director’s successor.
(d)
Duties and Powers. The Board of Directors shall be responsible for the control and management of the affairs, property and interests of the Corporation and may exercise all powers of the Corporation, except as are otherwise expressly conferred upon or reserved to the stockholders by law, the Articles of Incorporation or these Bylaws.

Section 3.2 Meetings of the Directors; Notice; Quorum and Action.
(a)
Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and at such places, within or without the State of Nevada, as shall from time to time be determined by the Board of Directors. The Board of Directors need not receive notice of regular meetings.
(b)
Special Meetings. Special meetings of the Board of Directors may be held at any time or place, within or without the State of Nevada, whenever called by the Chair of the Board, the President or a Vice President or by any two or more directors then serving on the Board of Directors. Notice of special meetings of the Board of Directors shall be mailed directly to each Director, addressed to him at his residence or usual place of business at least four (4) days before the day on which the meeting is to be held, or shall be sent to him at such place by telephone, electronic mail or facsimile or shall be delivered to him personally not later than the day before the day on which the meeting is to be held. A notice or waiver of notice, except as expressly required herein need not specify the purpose of the meeting. A director may waive notice of a meeting of the Board of Directors by attendance at the meeting or by so stating in writing, either before or after the meeting, provided, however, that attendance at a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting has not been lawfully called or convened shall not constitute a waiver of notice.
(c)
Quorum. At all meetings of the Board of Directors, the presence of a majority of the entire Board of Directors shall constitute a quorum for the transaction of business, except as otherwise may be provided by law or the Articles of Incorporation. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time without further notice until a quorum shall have been obtained.
(d)
Action at a Meeting of the Board of Directors. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.
(e)
Telephone Meetings. Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.
(f)
Action by Written Consent in Lieu of a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission.
Section 3.3 Removal and Resignation of Directors; Vacancies.
(a)
Removal. Any director or directors may be removed from office, without assignment of any reason, by a vote of not less than two thirds (2/3) of the voting power of the issued and outstanding stock entitled to vote, or not less than two thirds (2/3) of the class or series of stock, as the case, may be, that elected the director or directors to be removed.
(b)
Resignation. Any director may resign at any time by giving written notice to the Board of Directors, the President or the Secretary. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors, or by such officer, and acceptance of such resignation shall not be necessary to make it effective.
(c)
Vacancies. Except as otherwise provided in these Bylaws, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal from office or other cause may be filled by a majority vote of the remaining directors then in office, although less than a quorum, or if only one director remains, by that sole remaining director, and directors so chosen shall hold office until the expiration of the term of office of the director whom he or she has replaced or until his or her successor is duly elected and qualified, provided, however, that the Board of Directors may only fill a vacancy on the Board of Directors resulting from removal by the stockholders of a director or directors if the stockholders fail to fill such vacancy as provided in the following sentence. The stockholders may fill any vacancies on the Board of Directors resulting from the removal of a director or directors at the meeting of the stockholders at which, or by the same written consent of the stockholders by which, as the case may be, the stockholders voted to remove the director or directors, such vacancies to be filled by the same vote of the stockholders as would be required to elect directors at an annual meeting of the stockholders.

Section 3.4 Compensation. Directors and members of any committee of the Board of Directors shall be entitled to any reasonable compensation for their services as such as shall be fixed from time to time by resolution of the Board of Directors, and shall also be entitled to reimbursement for any reasonable expense incurred by such director in connection with the performance of his or her duties as such. The compensation of directors may be on any basis as determined in the resolution of the Board of Directors. Any director receiving compensation under this provision shall not be barred from serving the Corporation in any other capacity and receiving reasonable compensation for such other services.
Section 3.5 Committees. The Board of Directors, by resolution adopted by a majority of the entire Board, may from time to time designate from among its members an executive committee and such other committees, and alternate members thereof, as they deem desirable, to serve at the pleasure of the Board of Directors. Each committee shall consist of at least one member of the Board of Directors, with such powers and authority (to the extent permitted by law) as may be conferred or authorized by resolution of the Board of Directors.
Section 3.6 Dividends. Subject to applicable law and the Articles of Incorporation, dividends may be declared and paid of any funds available therefor, as often, in such amounts, and at such time or times as the Board of Directors may determine.
ARTICLE IV. OFFICERS
Section 4.1 Number; Qualifications; Election and Term of Office.
(a)
The officers of the Corporation shall consist of a President, a Secretary, a Treasurer, and such other officers, including a Chair of the Board of Directors and one or more Vice Presidents, as the Board of Directors may from time to time deem advisable. Any officer other than the Chair of the Board of Directors may be, but is not required to be, a director of the Corporation. The Chair may be, but is not required to be, an officer of the Corporation. Any two or more offices may be held by the same person.
(b)
The officers of the Corporation shall be elected by the Board of Directors at any regular or special meeting of the Board of Directors or by written consent of the Board of Directors.
(c)
Each officer shall hold office for the term for which he or she is elected and until such officer’s successor is elected and qualified or until such officer’s earlier death, resignation or removal.
Section 4.2 Resignation; Removal; Vacancies.
(a)
Removal. Any officer may be removed, either with or without cause, and a successor elected by a majority vote of the Board of Directors at any time.
(b)
Resignation. Any officer may resign at any time by giving written notice of such resignation to the Board of Directors, or to the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or by such officer, and the acceptance of such resignation shall not be necessary to make it effective.
(c)
Vacancies. A vacancy in any office by reason of death, resignation, removal, inability to act, disqualification, or any other cause, may at any time be filled for the unexpired portion of the term of the office by a majority vote of the Board of Directors.
Section 4.3 Duties of Officers. Officers of the Corporation shall, unless otherwise provided by the Board of Directors, each have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be from time to time be specifically conferred or imposed by the Board of Directors. The President shall be the Chief Executive Officer of the Corporation.
Section 4.4 Shares of Other Corporations. Whenever the Corporation is the holder of shares of any other corporation, any right or power of the Corporation as such stockholder (including attendance, acting and voting at stockholders’ meetings and execution of waivers, consents, proxies or other instruments) may be exercised on behalf of the Corporation by the President, any Vice President, or such other person as the Board of Directors may authorize.
Section 4.5 Officer Compensation. The compensation of all officers of the Corporation shall be fixed by the Board of Directors. No officer shall be ineligible to receive such compensation by reason of the fact that he or she is a director of the Corporation receiving compensation therefor.
ARTICLE V. INDEMNIFICATION
Section 5.1 Indemnification. The Corporation shall have the power to indemnify any person made a party to any action, suit or proceeding, by reason of the fact that such person, his or her testator or intestate representative is or was a director, officer or employee of the Corporation, or of any Corporation in which he or she served as such at the request of the Corporation, for acts that the person reasonably believed to be in the best interests of the Corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of that person was unlawful, against reasonable expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the defense of such action, suit or proceedings, or in connection with any appeal therein, except in relation to matters as to which such person shall be adjudged in such action, suit or proceeding, or in connection with any appeal therein that such officer, director or employee is liable for breach of his or her duties to the Corporation or its stockholders where such breach involves intentional misconduct, fraud or knowing violation of law.

Section 5.2 Other Indemnification. The foregoing indemnification shall not be deemed exclusive of any other rights to which any officer or director or employee may be entitled apart from the provisions of this Section 5.2.
Section 5.3 Amount of Indemnification. The amount of indemnity to which any officer or any director may be entitled shall be fixed by the members of the Board of Directors not a party to such action, suit or proceeding, except that in any case where there is no such disinterested majority of the Board of Directors available, the amount shall be fixed by arbitration pursuant to the then existing rules of the American Arbitration Association.
ARTICLE VI. SHARES OF STOCK
Section 6.1 Certificate of Stock.
(a)
The certificates representing the shares of stock of the Corporation shall be in such form as shall be adopted by the Board of Directors, and shall be numbered and registered in the order issued. Such certificates shall bear the holder’s name and the number of shares, and shall be signed by (i) the Chair of the Board of Directors, the President or a Vice President, and (ii) the Secretary or Treasurer, or any Assistant Secretary or Assistant Treasurer, and shall bear the corporate seal. Where any certificate is manually signed by a transfer agent or a transfer clerk and by a registrar, the signatures of the officers upon that certificate may be facsimiles, engraved or printed. In case any officer who has signed or whose facsimile signature has been placed upon any certificate shall have ceased to be an officer before the certificate is issued, it may be issued by the Corporation with the same effect as if that officer had not ceased to be so at the time of its issue.
(b)
No certificate representing shares shall be issued until the full amount of consideration therefor has been paid, except as otherwise permitted by law.
(c)
To the extent permitted by law, the Board of Directors may authorize the issuance of certificates for fractions of a share which shall entitle the holder to exercise voting rights, receive dividends and participate in liquidating distributions, in proportion to the fractional holdings; or it may authorize the payment in cash of the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined; or it may authorize the issuance, subject to such conditions as may be permitted by law, of scrip in registered or bearer form over the signature of an officer or agent of the Corporation, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of a stockholder, except as therein provided.
Section 6.2 Transfers of Shares.
(a)
Transfers of shares of stock of the Corporation shall be made on the stock records of the Corporation only by the holder of record thereof, in person or by his duly authorized attorney, upon surrender for cancellation of the certificate or certificates representing such shares, with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, with such proof of the authenticity of the signature and of authority to transfer and of payment of transfer taxes as the Corporation or its agents may require.
(b)
The Corporation shall be entitled to treat the holder of record of any share or shares of stock of the Corporation as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

Section 6.3 Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Board of Directors.
Section 6.4 Lost or Destroyed Certificates. The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate representing the same. The Corporation may issue a new certificate in the place of any certificate theretofore issued by it alleged to have been lost or destroyed, and the Board of Directors, in its discretion may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, (a) to produce such evidence of loss or destruction as the Board of Directors may require, and/or (b) to give the Corporation a bond in such sum as the Board of Directors may reasonably direct, and with such surety or sureties as may be satisfactory to the Board of Directors, to indemnify the Corporation against any claims, loss, liability or damage it may suffer on account of the issuance of the new certificate. A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the Board of Directors, it is proper so to do.
ARTICLE VII. FISCAL YEAR
The fiscal year of the Corporation shall be fixed by the Board of Directors from time to time in accordance with applicable law.
ARTICLE VIII. CORPORATE SEAL
The corporate seal for the Corporation, if any, shall be in such form as shall be approved from time to time by the Board of Directors.
ARTICLE IX. GENERAL CORPORATE MATTERS
Section 9.1 Executing Corporate Contracts and Instruments. Except as otherwise provided in the articles or in these Bylaws, the Board of Directors by resolution may authorize any officer, officers, agent, or agents to enter into any contract or to execute any instrument in the name of and on behalf of the Corporation. This authority may be general or it may be confined to one or more specific matters. No officer, agent, employee, or other person purporting to act on behalf of the Corporation shall have any power or authority to bind the Corporation in any way, to pledge the Corporation’s credit, or to render the Corporation liable for any purpose or in any amount, unless that person was acting with authority duly granted by the Board of Directors as provided in these Bylaws, or unless an unauthorized act was later ratified by the Corporation.
Section 9.2 Checks and Drafts. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

Section 9.3 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may designate.
ARTICLE X. AMENDMENTS
Section 10.1 By Stockholders. All Bylaws of the Corporation shall be subject to alteration or repeal, and new by-laws may be made, by the affirmative vote of a majority of voting power of shares of stock, present in person or by proxy at a meeting with a quorum, entitled to vote in the election of directors at any annual or special meeting of the stockholders, provided that the notice or waiver of notice of such meeting shall have summarized or set forth in full therein, the proposed amendment.
Section 10.2 By Directors. The Board of Directors shall have the power to make, adopt, alter, amend and repeal, from time to time, the Bylaws of the Corporation by the affirmative vote of two thirds (2/3) of all Director Votes (as such term is defined in the Company’s articles of incorporation), provided, however, that the stockholders entitled to vote with respect thereto as in this Article X above-provided may alter, amend or repeal Bylaws made by the Board of Directors. Further provided that the Board of Directors shall have no power to change the quorum for meetings of stockholders or the Board of Directors, or to change any provisions of the Bylaws with respect to the removal of directors or the filling of vacancies in the Board of Directors resulting from the removal of such directors by the stockholders. If any Bylaw regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of stockholders for the election of directors, the Bylaws so adopted, amended or repealed.
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The undersigned certifies that the foregoing Amended and Restated Bylaws have been adopted as the Bylaws of the Corporation.

DATED this ___ day of __________, 20___.

By:
Title: